Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder U.S. Treasury Money Fund, on Form N-CSR of the Scudder U.S. Treasury Money Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 16, 2004                                    /s/Richard T. Hale
                                                    Richard T. Hale
                                                    Chief Executive Officer
                                                    Scudder U.S. Treasury Money
                                                    Fund


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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder U.S. Treasury Money Fund, on Form N-CSR of the Scudder U.S. Treasury Money Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 16, 2004                                     /s/Charles A. Rizzo
                                                     Charles A. Rizzo
                                                     Chief Financial Officer
                                                     Scudder U.S. Treasury Money
                                                     Fund